SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                              (AMENDMENT NO. n/a)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement.

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[ ]     Definitive Proxy Statement.

[X]     Definitive Additional Materials.

[ ]     Soliciting Material Pursuant to Sec. 250.14a-11(c) or Sec. 250.14a-12.

                         STRONG TOTAL RETURN FUND, INC.
                  (Name of Registrant as Specified in its Charter)

                    (Name of Person(s) Filing Proxy Statement
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate of transaction:
(5) Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ]     Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

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                              VOTING INSTRUCTIONS

THREE EASY WAYS TO VOTE YOUR PROXY


The accompanying proxy statement outlines an important issue affecting the STRONG TOTAL RETURN FUND. Please take time to read the proxy statement, then cast your vote. There are three ways to vote - choose the method that's most convenient for you.

1. VOTE BY TELEPHONE. Just call our dedicated proxy voting number - 1-888-221-0697. It's available 24 hours a day, 7 days a week. Then enter the control number from your proxy card, and follow the voice prompts to record your vote.

2.     VOTE BY INTERNET.  Visit the Strong Funds web site,
WWW.ESTRONG.COM and click on the PROXY VOTE icon you'll see on our home page. Then follow the voting instructions that will appear.

3. VOTE BY MAIL. Simply fill out the proxy card and return it to us in the enclosed postpaid envelope. There is no need to return the card if you vote by phone or Internet.


REMEMBER - YOUR VOTE MATTERS.  SO FOLLOW ONE OF THESE EASY STEPS TODAY

                                      LOGO

                                  STRONG FUNDS


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               SCRIPT FOR REGISTERED SHAREHOLDER TELEPHONE VOTING
                            STRONG TOTAL RETURN FUND
                           "FINAL COPY FOR RECORDING"



               SHAREHOLDER HEARS THIS SCRIPT

Speech 1       Welcome.  Please enter the control number located beneath the toll-free telephone number on the upper portion of your proxy card.

Speech 2       You may vote in favor of the proposal as the STRONG FUNDS Board of Directors recommends or you may vote on the proposal separately.

Speech 3       To vote as the STRONG FUNDS Board of  Directors recommends Press 1 now;

Closing A      You voted as the Board recommended.  If correct, press 1.  If incorrect, press 0.

Speech 4       To vote on the proposal separately, press 0 now.

Speech 5       Proposal 1:
               To vote FOR INVESTMENT OBJECTIVE AMENDMENT, press 1; AGAINST, press 9, ABSTAIN, press 0

Closing B      You voted as follows;
                         Proposal 1: For, Against, Abstain
               If this is correct, Press 1 now:  If incorrect, Press 0

Speech 6       BY SELECTING HOW YOU WOULD LIKE TO VOTE THROUGH THE TELEPHONE, YOU ARE APPOINTING
               MANAGEMENT INFORMATION SERVICES CORPORATION AS YOUR ATTORNEY-IN-FACT TO VOTE YOUR SHARES
               AT THE MEETING AS YOU HAVE INDICATED.  IF YOU HAVE ANY SPECIFIC QUESTIONS ABOUT THE
               PROPOSED CHANGES PLEASE CONTACT STRONG FUNDS AT 800-368-9422.  Thank you.

Speech 7       If you received more than one proxy card, you must vote each card separately.  If you would like to vote another proxy, press 1 now.  To end this call, press 0.
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EStrong.com screens

                                  STRONG LOGO
                                   PROXY FAQ

WHAT DOES IT MEAN TO BE REPRESENTED BY PROXY?
Being represented by proxy means that you have appointed someone else to act on your behalf-as your proxy-at the shareholder meeting. Your appointed proxy must vote each proposal according to the instructions which you provided on your proxy card or via the telephone or Internet.

HOW DOES MY FUND'S BOARD OF DIRECTORS WANT ME TO VOTE?
The Board of Directors unanimously recommends a vote FOR the proposal.

WITH SO MANY SHAREHOLDERS IN THE FUND, WHY SHOULD I VOTE?
Your vote certainly makes a difference. If shareholders fail to vote their proxies, your fund may not receive enough votes to go forward with its meeting.
If this happens, proxies will have to be mailed again causing additional costs to the fund.


HOW DO I VOTE?
You may vote in any one of four ways:
 BY TOUCH-TONE TELEPHONE
 Just call the toll-free number given in your proxy materials and follow the instructions to record your vote.
 BY COMPUTER
 CAST YOUR VOTE ON-LINE by selecting the Vote Now button.
 BY MAIL
 Complete the proxy card and mail it back to Strong in the envelope provided.
 IN PERSON
 Attend the shareholder meeting and cast your vote in person.
 Strong Investments, Inc. encourages you to vote by telephone or by computer as these save costs.

SHOULD I SEND IN THE CARD AND VOTE BY TELEPHONE OR INTERNET?
NO. You should only vote using one method. The only reason for you to vote again would be to change your previous vote.


HOW DO I VOTE ON THE INTERNET?
1. Have your proxy card ready.
2. Go to: HTTP://WWW.PROXYWEB.COM.
3. Enter the 12- or 14-digit control number found on the card.
4. Follow the instructions on your computer screen.
By voting on the Internet you are appointing MIS Corporation, an Internet proxy solicitation firm ("MIS"), as your agent to complete, sign, and date a proxy card on your behalf.


HOW DO I VOTE BY TELEPHONE?
You need to use a touch-tone telephone.
1. Have your proxy card ready.
2. Dial the toll-free number listed in your proxy materials.
3. Enter the 12- or 14-digit control number found on the card.
4. Follow the instructions in the phone system.


HOW DO I APPOINT MIS AS MY AGENT?
You may appoint MIS as your agent by going to the MIS web site below and following the instructions for submitting the Power of Attorney and Proxy
Completion Instructions.


WHAT DOES THE POWER OF ATTORNEY PERMIT MIS TO DO?
Power of Attorney permits MIS to complete, sign, date and return to the fund a proxy card on your behalf. You may instruct MIS as to how to complete your proxy card (i.e., by voting for, against or abstaining from the proposal) by responding to each item in the Proxy Completion Instructions. If you do not specify how MIS is to complete your proxy card, MIS will complete the proxy card as recommended by the Board of Directors.

[VOTE NOW]


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                                  STRONG LOGO
                   STRONG TOTAL RETURN FUND PROXY INFORMATION

At the January 28, 2000 board meeting a proposal was made to and approved by the Board of Directors to present a proxy solicitation to shareholders of the Strong Total Return Fund which will change the Fund's investment objective from "seeks high total return by investing for capital growth and income" to "seeks capital growth." If shareholders approve the change in investment objective, the Fund's name will be changed to the "Strong Large Cap Growth Fund" to better describe the Fund's new focus.
If there is a successful vote in late April, these changes become effective on May 1, 2000.
WHY ARE WE INTERESTED IN CHANGING THE INVESTMENT OBJECTIVE OF THE FUND?
We believe the change of investment objective of the Fund will more closely align the Fund's investment objective with the strengths of its portfolio managers, Ron Ognar and Ian Rogers, both of whom are primarily growth managers.
WHY ARE WE CHANGING THE NAME OF THE FUND?
We believe the change of name from the Strong Total Return Fund to Strong Large
Cap Growth Fund will better describe the Fund's new focus of capital growth.

[VOTE NOW]

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Proxyweb.com screens




                         Internet Proxy Voting Service

  PLEASE ENTER CONTROL NUMBER FROM YOUR PROXY CARD:__ __ __ __ __


           CHECK HERE [  ] TO VOTE ALL PROPOSALS AS THE BOARD RECOMMENDS,
                       THEN CLICK THE VOTE BUTTON BELOW.
                                      -OR-
           TO VOTE EACH PROPOSAL SEPARATELY, CLICK THE VOTE BUTTON ONLY.
                                     [VOTE]
                                              proxyweb.com is a service of:
                                           Management Information Services Corp
[PICTURE OF PROXY CARD]


                                             Full service proxy specialists


                                        This site is best viewed using
                            Netscape or Internet Explorer versions 3.0 or higher
                                   and using a display resolution of 800 X 600.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                         STRONG TOTAL RETURN FUND, INC

STRONG LOGO

Please read the full text of the Proxy Statement before you vote.

POWER OF ATTORNEY

By submitting this Power of Attorney and the following Proxy Completion
Instructions, I hereby make, constitute and appoint Management Information
Services Corporation ("MIS") as my true and lawful attorney-in-fact in connection with the proxy solicited on behalf of the Board of Directors of the Strong Total Return Fund (the "Fund") in connection with the Special Meeting of the Shareholders of the Fund on April 26, 2000 (the "Proxy") with power to complete, sign, date and return the Proxy, as designated below as fully as I could do if I personally completed, signed, dated and returned the Proxy. I hereby represent that I am the owner specified on the proxy card containing the control number entered on the prior page and confirm and ratify whatever said attorney-in-fact has done or will do in accordance with the instructions designated below with respect to the Proxy by virtue of the authority created hereunder.

Unless earlier revoked by (i) a later dated Power of Attorney or (ii) a later dated Proxy, this Power of Attorney shall terminate, lapse, and expire without execution of a further instrument immediately following the Special Meeting of the Shareholders of the Fund on April 26, 2000 or the last adjournment thereof, whichever is later.

PROXY COMPLETION INSTRUCTIONS

MIS is instructed, as my attorney-in-fact, to complete the Proxy solicited on behalf of the Board of Directors of the Fund as specified below. If no specification is made, MIS is instructed to complete the Proxy as recommended by the Board of Directors.


 PROPOSAL 1.  TO AMEND THE STRONG TOTAL RETURN FUND'S INVESTMENT OBJECTIVE.
                                                       __FOR __AGAINST __ABSTAIN


       Please refer to the proxy statement for discussion of this matter.
 IF NO SPECIFICATION IS MADE ON THE PROPOSAL, THE PROPOSAL WILL BE VOTED "FOR".

  To receive email confirmation, enter your email address here: ______________
                 PRESS THIS BUTTON TO [Submit] YOUR PROXY VOTE.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

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                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                         STRONG TOTAL RETURN FUND, INC.

                  THANK YOU! YOUR VOTE HAS BEEN SUBMITTED.



Please read the full text of the Proxy Statement before you vote.

POWER OF ATTORNEY

By submitting this Power of Attorney and the following Proxy Completion
Instructions, I hereby make, constitute and appoint Management Information
Services Corporation ("MIS") as my true and lawful attorney-in-fact in connection with the proxy solicited on behalf of the Board of Directors of the Strong Total Return Fund (the "Fund") in connection with the Special Meeting of the Shareholders of the Fund on April 26, 2000 (the "Proxy") with power to complete, sign, date and return the Proxy, as designated below as fully as I could do if I personally completed, signed, dated and returned the Proxy. I hereby represent that I am the owner specified on the proxy card containing the control number entered on the prior page and confirm and ratify whatever said attorney-in-fact has done or will do in accordance with the instructions designated below with respect to the Proxy by virtue of the authority created hereunder.

Unless earlier revoked by (i) a later dated Power of Attorney or (ii) a later dated Proxy, this Power of Attorney shall terminate, lapse, and expire without execution of a further instrument immediately following the Special Meeting of the Shareholders of the Fund on April 26, 2000 or the last adjournment thereof, whichever is later.

PROXY COMPLETION INSTRUCTIONS

MIS is instructed, as my attorney-in-fact, to complete the Proxy solicited on behalf of the Board of Directors of the Fund as specified below. If no specification is made, MIS is instructed to complete the Proxy as recommended by the Board of Directors.


PROPOSAL 1.  TO AMEND THE STRONG TOTAL RETURN FUND'S INVESTMENT OBJECTIVE.
                                                                         AGAINST


       Please refer to the proxy statement for discussion of this matter.


                      No email confirmation has been sent.

CHANGE VOTE  HTTP://WWW.ESTRONG.COM/EXIT INTERNET PROXY
                          VOTING SERVICE



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FORM OF EMAIL CONFIRMATION:

Your vote for Control Number XXX XXX XXXXXXXX has been submitted to Strong
Total
Return Fund, Inc. for  as follows:
-------------------------------------------------------------------------------

Proposal 1. To amend the Strong Total Return Fund's investment
objective...........FOR


Thank you for voting.



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